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                                                                   Exhibit 10.10

                            DEMAND PROMISSORY NOTE
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$701,736.62                                                   December 31, 1998


     For value received, LORACA INTERNATIONAL, INC., a Nevada corporation, with its principal place of business at 5600 Wyoming Blvd., N.E., Suite 150, Albuquerque, New Mexico 87109, facsimile number (505) 856-0113, together with its successors and assigns (the "Maker") promises to pay ON DEMAND to the order of RONALD R. BACA, an individual residing at 11735 Sky Valley Way, N.E., Albuquerque, New Mexico 87111, facsimile number (505) 275-0349 (the "Holder"), the principal amount of Seven Hundred One Thousand Seven Hundred Thirty-Six Dollars and Sixty-Two Cents ($701,736.62), plus interest, at the rate set forth below.

1.  Interest Rate.  The outstanding principal balance shall bear interest from
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the date hereof until paid in full at the rate of eight percent (8%) per annum.
Notwithstanding the provisions of this Note, if the rate of interest payable hereunder is limited by law, the rate payable hereunder shall be the lesser of
(a) the rate set forth in this Note or (b) the maximum rate permitted by law. If, however, interest is paid hereunder in excess of the maximum rate of interest permitted by law, any interest so paid which exceeds such maximum rate shall automatically be considered a payment of principal and shall automatically be applied in reduction of principal due on this Note to the extent of such excess.

2.  Prepayment.  The full amount due under this Note may be prepaid without
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penalty at any time.

3.  Payments.  All payments of principal, interest and other amounts payable on
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or in respect of this Note or the indebtedness evidenced hereby shall be made to the Holder by wire transfer of immediately available Federal funds to the Holder's designated account or by such other means as shall be acceptable to Holder in his sole discretion. All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made to the Holder without set-off or counterclaim and free and clear of and without deductions of any kind.

4.  Remedies.  The failure of Holder to exercise all or any of its rights,
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remedies, powers or privileges hereunder in any instance shall not constitute a waiver thereof in that or in any other instance. If all or any part of the indebtedness represented by this Note is collected by action at law, or in bankruptcy, insolvency, receivership or other court proceedings, or if this Note is placed in the hands of attorneys for collection, the Maker hereby promises to pay to the Holder, upon written demand by the Holder, in addition to principal, interest and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and all reasonable attorneys' fees and other reasonable collection charges and expenses incurred or sustained by or on behalf of the Holder.
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5.  Waiver.  The Maker hereby absolutely and irrevocably waives notice of
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acceptance, presentment, notice of demand, notice of non-payment, protest, notice of protest, suit and all other conditions precedent in connection with the delivery, acceptance, collection and/or enforcement of this Note or any collateral or security therefor.

6.  Notices.  All notices, demands and other communications to or upon the Maker
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pursuant to this Note shall be in writing, either delivered in hand or sent to the Maker by first-class mail, postage prepaid, or by telex, telegraph or facsimile transmission, addressed to the Maker at the address set forth at the beginning of this Note, or to such other address of the Maker as the Maker shall have designated in a written notice to the Holder.

7.  Governing Law.  This Note shall be governed by and construed and enforced in
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accordance with the substantive laws of the State of California.

8.  Headings; References.  All headings used herein are used for convenience
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only and will not be used to construe or interpret this Note.

     IN WITNESS WHEREOF, the Maker being duly authorized has caused this Note to be issued as of the date first set forth above.

                                      LORACA INTERNATIONAL, INC.
                                      (the "Maker")


                                      By:   /s/ Nicola Ontiveros
                                            ---------------------------
                                            Nicola Ontiveros

                                      Its:  Secretary